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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                YOUcentric, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


North Carolina                                           56-1879797
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(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)

14045 Ballantyne Corporate Place, Suite 101
        Charlotte, North Carolina                          28277
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement number to which this form relates (if applicable): 333-35104.

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                  Name of each exchange on which
        to be registered                    Each class is to be registered
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              None                                       None

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
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                                (TITLE OF CLASS)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The class of securities to be registered hereunder is the common stock, no par value (the "Common Stock"), of YOUcentric, Inc. (the "Registrant"). The description of the Common Stock to be registered hereunder is set forth under the caption "Description of Capital Stock" in the Registration Statement on Form S-1 (File No. 333-35104) (the "Registration Statement") of the Registrant, filed on April 19, 2000, as amended, which description is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The following exhibits are filed (or incorporated herein by reference as indicated below) as part of this Registration Statement:

       Exhibit Number                        Description of Exhibit
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             1                      Amended and Restated Articles of
                                    Incorporation (filed as Exhibit 3.1 to the
                                    Registration Statement and incorporated
                                    herein by reference).

             2 Form of Amended and Restated Articles of Incorporation, to be filed immediately following the closing of the offering made pursuant to the Registration Statement (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).

             3 Bylaws, as amended (filed as Exhibit 3.3 to the Registration Statement and incorporated herein by reference).

             4                      Third Amendment to Bylaws (filed as Exhibit
                                    3.5 to the Registration Statement and
                                    incorporated herein by reference).

             5 Form of Amended and Restated Bylaws, to be effective upon the closing of the offering made under the Registration Statement (filed as Exhibit 3.4 to the Registration Statement and incorporated herein by reference).

             6 Specimen common stock certificate (filed as Exhibit 4.1 to the Registration Statement and incorporated herein by reference).

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         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

September 15, 2000                 YOUCENTRIC, INC.


                                   By: /s/ J. Blount Swain
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                                       J. Blount Swain, Chief Financial Officer

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